SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 12 or 15(d) of the

                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  May 28, 1998

                         MERIT Securities Corporation

              (Exact name of registrant as specified in charter)


         Virginia                    03992                  54-1736551

     (State or other              (Commission              (IRS Employer
       jurisdiction              File Number)           Identification No.)
    of incorporation)


                  10900 Nuckols Rd. 3rd Floor, Glen Allen, Virginia  23060

           (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code (804) 217-5800

Item 1.    Changes in Control of Registrant.
           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.
           Not Applicable.

Item 3.    Bankruptcy or Receivership.
           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           Not Applicable.

Item 5.    Other Events.3) Gross Margin on Adjustable Rate Loans

     On May 28, 1998, the Registrant issued $1,591,150,815 initial principal balance of its Collateralized Mortgage Bonds, Series 11, Class 1A-1, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1 (the "Bonds") pursuant to the Series 11 Supplement dated as of March 1, 1998 (the "Series 11 Supplement"), to the
Indenture dated as of November 1, 1994 (the "Original Indenture" and, collectively with the Series 11 Supplement, the "Indenture"), between the
Registrant and Chase Bank Texas National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The Bonds were issued with the initial principal amount as set forth below. The Class Interest Rates and the Stated Maturities of the Bonds are as follows:

                          Original        Class Interest          Stated
    Designation       Principal Amount         Rate              Maturity

Class 1A-1             $262,000,000.00           6.58%              July 28 2022
Class 1A-2             $238,000,000.00            (1)          December 28, 2028
Class 2A-1            $300,000,000.00            (1)              March 28, 2018
Class 2A-2            $200,000,000.00           (1)            November 28, 2022
Class 2-A3               $166,560,000.00           (1)        September 28, 2025
Class 3-A1           $258,173,000.00           (1)                April 28, 2027
Class B1               $59,600,000.00         (1)             September 28, 2032
Class B2               $34,500,000.00            (1)          September 28, 2032
Class B3               $20,000,000.00            (1)          September 28, 2032

     (1) With respect to each Payment Date, the Class Interest rate per annum will initially equal (except for Class 2-A1, see below), subject to the Applicable Cap, One-Month LIBOR, as deter- mined on the Floating Rate
Determination Date, plus, in each case, the Applicable Spread. The Applicable Spread is initially 0.40% for the Class 1-A2 Bonds, 0.30% for the Class 2-A2 Bonds, 0.45% for the Class 2-A3 Bonds 0.31% for the Class 3-A1 Bonds, 0.70% for the Class B-1 Bonds, 1.00% for the Class B-2 Bonds, and 1.75% for the Class B-3 Bonds. . The Applicable Cap is 9.50% for the Class 1-A2 Bonds, Class 2-A2 Bonds and Class 2-A3 Bonds, 11.00% for the Class 3-A1 Bonds, 10.20% for the Class B-1 Bonds, 10.50% for the Class B-2 Bonds and 11.00% for the Class B-3 Bonds. For the initial Payment Date, the Class Interest Rates per annum will be 6.05% for the Class 1-A2 Bonds, 5.95% for the Class 2-A2 Bonds, 6.10% for the Class 2-A3 Bonds, 5.96% for the Class 3-A1 Bonds, 6.35% for the Class B-1 Bonds, 6.65%, for the Class B-2 Bonds and 7.40% for the Class B-3 Bonds. If the Issuer does not exercise its option to redeem the Bonds when it is first permitted to do so, the Applicable Spread and Cap will thereafter be increased as described in the Prospectus Supplement.

     As security for the Bonds, the Registrant pledged a pool of conventional, one- to four-family, fully amortizing first lien Mortgage Loans to the Trustee pursuant to the Indenture. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated May 25, 1998, between the Registrant and RMCI.

      All Bonds  have been sold by the  Registrant  to
Lehman  Brothers  Inc.  (the   "Underwriter")   pursuant  to  an  Underwriting
Agreement dated as of September 20, 1996, among the Underwriter, the Registrant and RMCI.

      The description of the Mortgage Loans pledged to the Trustee pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 1, 1998                         MERIT SECURITIES CORPORATION



                                          By: Lisa Cooke

Description of the Mortgage Pool and Mortgaged Premises

Except as otherwise indicated, the Mortgage Loans underlying the Merit 10 Securities have the following characteristics as of May 28, 1998 (the
"Cut-off Date"):
(Due to rounding conventions in the Scheduled Principal Balance and Percent of Scheduled Principal Balance columns in each of the following tables, column totals may not equal the sum of the amounts in such columns.)

Gross Margin (%)          % of Scheduled Principal Balance
                          Group I              Group II
2.250 - 2.499                      *                    0
2.500 - 2.749                     100                   *
2.750 - 2.999                      0                    71
3.000 - 3.249                      0                    26
3.250 - 3.499                      0                    1
3.500 - 3.749                      0                    1
3.750 - 3.999                      0                    1
4.000 - 4.249                      0                    *
4.250 - 4.499                      0                    *
4.500 - 4.500                      0                    *

Totals                            100                  100

Weighted Average                  2.75                 2.88



The weighted average Gross Margin of the ARM Loans is 2.83%.




4) Remaining Term to Stated Maturity

Remaining Term (months)   % of Scheduled Principal Balance
                          Group I              Group II             Group III
1 - 275                            0                    *                    23
276 - 290                          *                    51                    *
291 - 300                          *                    49                    7
301 - 310                          1                    0                     0
311 - 320                          1                    0                     0
321 - 330                          53                   0                     *
331 - 340                          21                   0                     *
341 - 350                          4                    0                     1
351 - 362                          20                   0                    68

Total                             100                  100                   100


     The weighted average remaining term to stated maturity is 309 months for the Loans (for Group I 335 months, for Group II 287 months, Group III 317 months.)




5) Original Loan-to-Value Ratio

Loan-to-Value Ratio       % of Scheduled Principal Balance
                          Group I              Group II              Group III
50.00 and Below                    3                    3                     1
50.01 - 55.00                      2                    2                     *
55.01 - 60.00                      3                    2                     1
60.01 - 65.00                      4                    3                     1
65.01 - 70.00                      8                    6                     1
70.01 - 75.00                      12                   9                     1
75.01 - 80.00                      51                   17                    6
80.01 - 85.00                      2                    36                   10
85.01 - 90.00                      16                   4                    23
90.01 - 95.00                      1                    12                   40
95.01 - 100.00                     *                    5                    17

Totals                            100                  100                   100

Weighted Average                76.59                77.86                 88.99

The weighted average Loan-to-Value is 78.76%.



6) State Distribution

State              % of Scheduled Principal Balance
                   Group I     Group II    Group III
Alabama                 0           0           1
Arizona                 *           *           3
Arkansas                0           0           3
California             84          88           *
Colorado                *           *           *
Florida                 *           2           4
Georgia                 0           *           11
Idaho                   *           *           *
Kentucky                0           0           2
Maryland                *           2           *
Michigan                0           0           7
Mississippi             0           0           2
Nevada                  *           1           0
New Jersey              *           *           0
New Mexico              *           *           *
New York                *           *           *
North Carolina          *           *           8
Ohio                    0           0           2
Oklahoma                0           0           1
Oregon                  1           1           2
Pennsylvania            *           *           *
South Carolina          0           *           15
Tennessee               0           0           4
Texas                   7           1           26
Utah                    *           *           0
Virginia                *           2           3
Washington              6           2           2
Washington DC           *           1           0
West Virginia           0           0           3
Others                  *           *           *
Totals                 100         100         100

*Others include: Connecticut, Delaware, Hawaii, Illinois, Indiana, Louisiana, Massachusetts, Minnesota, Missouri, Montana, Rhode Island.